Exhibit 99.1

Union Pacific Reports Fourth Quarter and Full Year 2021 Results

Omaha, Neb., January 20, 2022 – Union Pacific Corporation (NYSE: UNP) today reported 2021 fourth quarter net income of $1.7 billion, or $2.66 per diluted share. This compares to adjusted 2020 fourth quarter net income of $1.6 billion, or $2.36 per diluted share. The 2020 adjusted results exclude a $278 million pre-tax, non-cash impairment charge.

Reported net income for the full year 2021 was $6.5 billion, or $9.95 per diluted share. These full year results compare to adjusted full year 2020 net income of $5.6 billion, or $8.19 per diluted share, which excludes the impairment charge.

“The Union Pacific team concluded its most profitable year ever in 2021. We produced double digit fourth quarter revenue growth by leveraging our great rail franchise to generate positive business mix and core pricing gains, despite ongoing global supply chain challenges that impacted volumes,” said Lance Fritz, Union Pacific chairman, president and chief executive officer. “For the third consecutive year we improved our fuel consumption rate, taking steps to reduce our carbon footprint and meet the goals of our 2021 Climate Action Plan. While our safety and operational performance in 2021 did not meet expectations, we look to convert recent progress into sustained improvement in 2022. Although uncertainty remains around COVID variants and supply chain disruptions, we see a positive demand environment in 2022 and continued traction from business development efforts driving growth as we deliver value to all our stakeholders.”

Fourth Quarter Summary

Financial Results: Strong Revenue Growth Drives Fourth Quarter Records for Operating Income, Net Income, and Earnings Per Share

Fourth Quarter 2021 Compared to Adjusted Fourth Quarter 2020*

●	Operating revenue of $5.7 billion was up 12% driven by higher fuel surcharge revenue, a positive business mix, and core pricing gains, partially offset by lower volumes.
●	Business volumes, as measured by total revenue carloads, were down 4%.
●	Union Pacific’s 57.4% operating ratio deteriorated 180 basis points. Higher fuel prices negatively impacted the operating ratio by 100 basis points.
●	Operating Income of $2.4 billion was up 7%.
●	The company repurchased 5.8 million shares in fourth quarter 2021 at an aggregate cost of $1.4 billion.

* 2020 results exclude the Brazos non-cash impairment charge. Please reference page 10 of the supplemental financial information for the reconciliation to GAAP.

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Operating Performance: Network Recovery Efforts Slowed by COVID Impacts to Crew Availability

Fourth Quarter 2021 Compared to Fourth Quarter 2020

●	Quarterly freight car velocity of 197 daily miles per car, a 12% decline.
●	Quarterly locomotive productivity was 129 gross ton-miles (GTMs) per horsepower day, an 9% decline.
●	Average maximum train length was 9,319 feet, a 2% increase.
●	Quarterly workforce productivity was 1,046 car miles per employee, a 1% improvement
●	Fuel consumption rate, measured in gallons of fuel per thousand GTMs, was flat.

2021 Full Year Summary

Financial Results: Revenue Growth and Margin Improvement Drives Records for Operating Income, Operating Ratio, Net Income, and Earnings Per Share

Full Year 2021 Compared to Adjusted Full Year 2020*

●	Operating revenue of $21.8 billion was up 12% driven by volume growth, higher fuel surcharge revenue, core pricing gains, and a positive business mix.
●	Business volumes, as measured by total revenue carloads, were up 4%.
●	Union Pacific’s 57.2% operating ratio deteriorated 130 basis points. Higher fuel prices negatively impacted the operating ratio by 140 basis points.
●	Operating Income of $9.3 billion was up 15%.
●	Union Pacific's capital program in 2021 totaled $3.0 billion.
●	The company repurchased 33.3 million shares in 2021 at an aggregate cost of $7.3 billion.

* 2020 results exclude the Brazos non-cash impairment charge. Please reference page 10 of the supplemental financial information for the reconciliation to GAAP.

Operating Performance: Network Operations Challenged by Weather Events, Wildfires, COVID Impacted Crew Availability, and Supply Chain Disruptions

Full Year 2021 Compared to Full Year 2020

●	Union Pacific’s reportable personal injury rate deteriorated to 0.98 per 200,000 employee-hours compared to 0.90 for full year 2020
●	Freight car velocity of 203 daily miles per car, an 8% decline.
●	Locomotive productivity was 133 GTMs per horsepower day, a 3% decline.
●	Average maximum train length was 9,334 feet, a 6% increase.
●	Workforce productivity was 1,038 car miles per employee, a 10% improvement
●	Fuel consumption rate, measured in gallons of fuel per thousand GTMs, improved 1%.

-more-

Fourth Quarter 2021 Earnings Conference Call

Union Pacific will webcast its fourth quarter 2021 earnings release presentation live at www.up.com/investor and via teleconference on Thursday, January 20, 2022, at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable, and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor contact: Brad Stock at 402-544-4227 or bkstock@up.com

Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com

Supplemental financial information is attached.

****

This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels, its ability to improve network performance, its results of operations, and potential impacts of the COVID-19 pandemic. These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information, or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2020, which was filed with the SEC on February 5, 2021. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	4th Quarter				Full Year
For the Periods Ended December 31,	2021	2020	%		2021	2020	%
Operating Revenues
Freight revenues	$5,297	$4,803	10%		$20,244	$18,251	11%
Other	436	338	29		1,560	1,282	22
Total operating revenues	5,733	5,141	12		21,804	19,533	12
Operating Expenses
Compensation and benefits	1,070	1,021	5		4,158	3,993	4
Depreciation	556	557	-		2,208	2,210	-
Fuel	597	332	80		2,049	1,314	56
Purchased services and materials	538	492	9		2,016	1,962	3
Equipment and other rents	230	220	5		859	875	(2)
Other	302	513	(41)		1,176	1,345	(13)
Total operating expenses	3,293	3,135	5		12,466	11,699	7
Operating Income	2,440	2,006	22		9,338	7,834	19
Other income	83	66	26		297	287	3
Interest expense	(295)	(279)	6		(1,157)	(1,141)	1
Income before income taxes	2,228	1,793	24		8,478	6,980	21
Income taxes	(517)	(413)	25		(1,955)	(1,631)	20
Net Income	$1,711	$1,380	24		$6,523	$5,349	22

Share and Per Share
Earnings per share - basic	$2.67	$2.05	30%		$9.98	$7.90	26%
Earnings per share - diluted	$2.66	$2.05	30		$9.95	$7.88	26
Weighted average number of shares - basic	640.4	672.2	(5)		653.8	677.3	(3)
Weighted average number of shares - diluted	642.1	674.1	(5)		655.4	679.1	(3)
Dividends declared per share	$1.18	$0.97	22		$4.29	$3.88	11

Operating Ratio	57.4%	61.0%	(3.6	)pts	57.2%	59.9%	(2.7	)pts
Effective Tax Rate	23.2%	23.0%	0.2		23.1%	23.4%	(0.3)

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	4th Quarter			Full Year
For the Periods Ended December 31,	2021	2020	%	2021	2020	%
Freight Revenues (Millions)
Grain & grain products	$889	$801	11%	$3,181	$2,829	12%
Fertilizer	176	161	9	697	660	6
Food & refrigerated	259	243	7	998	937	7
Coal & renewables	485	357	36	1,780	1,534	16
Bulk	1,809	1,562	16	6,656	5,960	12
Industrial chemicals & plastics	507	461	10	1,943	1,845	5
Metals & minerals	481	378	27	1,811	1,580	15
Forest products	351	307	14	1,357	1,160	17
Energy & specialized markets	558	515	8	2,212	2,037	9
Industrial	1,897	1,661	14	7,323	6,622	11
Automotive	469	486	(3)	1,761	1,680	5
Intermodal	1,122	1,094	3	4,504	3,989	13
Premium	1,591	1,580	1	6,265	5,669	11
Total	$5,297	$4,803	10%	$20,244	$18,251	11%
Revenue Carloads (Thousands)
Grain & grain products	213	216	(1)%	805	745	8%
Fertilizer	48	44	9	201	193	4
Food & refrigerated	48	48	-	189	185	2
Coal & renewables	215	190	13	819	797	3
Bulk	524	498	5	2,014	1,920	5
Industrial chemicals & plastics	157	148	6	606	587	3
Metals & minerals	181	154	18	697	646	8
Forest products	63	59	7	250	220	14
Energy & specialized markets	137	137	-	559	539	4
Industrial	538	498	8	2,112	1,992	6
Automotive	182	202	(10)	701	692	1
Intermodal [a]	728	853	(15)	3,211	3,149	2
Premium	910	1,055	(14)	3,912	3,841	2
Total	1,972	2,051	(4)%	8,038	7,753	4%
Average Revenue per Car
Grain & grain products	$4,187	$3,710	13%	$3,953	$3,797	4%
Fertilizer	3,705	3,647	2	3,470	3,427	1
Food & refrigerated	5,409	5,030	8	5,279	5,047	5
Coal & renewables	2,251	1,887	19	2,173	1,926	13
Bulk	3,457	3,139	10	3,305	3,104	6
Industrial chemicals & plastics	3,242	3,125	4	3,207	3,144	2
Metals & minerals	2,659	2,448	9	2,598	2,445	6
Forest products	5,521	5,184	7	5,424	5,269	3
Energy & specialized markets	4,054	3,747	8	3,956	3,780	5
Industrial	3,522	3,331	6	3,467	3,324	4
Automotive	2,576	2,399	7	2,511	2,427	3
Intermodal [a]	1,541	1,284	20	1,403	1,267	11
Premium	1,748	1,497	17	1,601	1,476	8
Average	$2,686	$2,341	15%	$2,519	$2,354	7%

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Dec. 31,	Dec. 31,
Millions, Except Percentages	2021	2020
Assets
Cash and cash equivalents	$960	$1,799
Short-term investments	46	60
Other current assets	2,545	2,355
Investments	2,241	2,164
Properties, net	54,871	54,161
Operating lease assets	1,787	1,610
Other assets	1,075	249
Total assets	$63,525	$62,398

Liabilities and Common Shareholders' Equity
Debt due within one year	$2,166	$1,069
Other current liabilities	3,578	3,104
Debt due after one year	27,563	25,660
Operating lease liabilities	1,429	1,283
Deferred income taxes	12,675	12,247
Other long-term liabilities	1,953	2,077
Total liabilities	49,364	45,440
Total common shareholders' equity	14,161	16,958
Total liabilities and common shareholders' equity	$63,525	$62,398

Return on Average Common Shareholders' Equity	41.9%	30.5%
Return on Invested Capital as Adjusted (ROIC)*	16.4%	13.9%

*	ROIC is a non-GAAP measure; however, management believes that it is an important measure in evaluating the efficiency and effectiveness of our long-term capital investments. See page 9 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Full Year
For the Periods Ended December 31,	2021	2020
Operating Activities
Net income	$6,523	$5,349
Depreciation	2,208	2,210
Deferred and other income taxes	154	340
Other - net	147	641
Cash provided by operating activities	9,032	8,540

Investing Activities
Capital investments*	(2,936)	(2,927)
Maturities of short-term investments	94	141
Purchases of short-term investments	(70)	(136)
Other - net	203	246
Cash used in investing activities	(2,709)	(2,676)

Financing Activities
Share repurchase programs	(7,291)	(3,705)
Debt issued	4,201	4,004
Dividends paid	(2,800)	(2,626)
Debt repaid	(1,299)	(2,053)
Net issuance of commercial paper	325	(127)
Debt exchange	(270)	(328)
Other - net	(24)	(67)
Cash used in financing activities	(7,158)	(4,902)

Net Change in Cash, Cash Equivalents, and Restricted Cash	(835)	962
Cash, cash equivalents, and restricted cash at beginning of year	1,818	856
Cash, Cash Equivalents, and Restricted Cash at End of Year	$983	$1,818

Free Cash Flow**
Cash provided by operating activities	$9,032	$8,540
Cash used in investing activities	(2,709)	(2,676)
Dividends paid	(2,800)	(2,626)
Free cash flow	$3,523	$3,238

*	Capital investments include locomotive and freight car early lease buyouts of $34 million in 2021 and $38 million in 2020.

**

Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	4th Quarter				Full Year
For the Periods Ended December 31,	2021	2020	%		2021	2020	%
Operating/Performance Statistics
Freight car velocity (daily miles per car)	197	223	(12)%		203	221	(8)%
Average train speed (miles per hour) *	24.2	26.1	(7)		24.6	25.9	(5)
Average terminal dwell time (hours) *	24.4	22.4	9		23.7	22.7	4
Locomotive productivity (GTMs per horsepower day)	129	142	(9)		133	137	(3)
Gross ton-miles (GTMs) (millions)	209,970	202,844	4		817,919	771,765	6
Train length (feet)	9,319	9,154	2		9,334	8,798	6
Intermodal car trip plan compliance (%)	78	83	(5	)pts	73	81	(8	)pts
Manifest/Automotive car trip plan compliance (%)	58	74	(16	)pts	63	71	(8	)pts
Workforce productivity (car miles per employee)	1,046	1,032	1		1,038	947	10
Total employees (average)	29,989	29,753	1		29,905	30,960	(3)

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$2.53	$1.45	74%		$2.23	$1.50	49%
Fuel consumed in gallons (millions)	228	222	3		888	849	5
Fuel consumption rate**	1.088	1.092	-		1.086	1.100	(1)

Revenue Ton-Miles (Millions)
Grain & grain products	21,656	21,591	-%		79,520	71,979	10%
Fertilizer	3,185	2,932	9		12,387	12,024	3
Food & refrigerated	4,651	4,662	-		18,475	17,534	5
Coal & renewables	22,795	18,128	26		85,586	76,695	12
Bulk	52,287	47,313	11		195,968	178,232	10
Industrial chemicals & plastics	7,257	7,465	(3)		30,048	28,095	7
Metals & minerals	8,611	7,091	21		32,993	28,562	16
Forest products	6,458	6,206	4		25,863	23,527	10
Energy & specialized markets	9,420	9,200	2		37,902	36,527	4
Industrial	31,746	29,962	6		126,806	116,711	9
Automotive	3,830	4,337	(12)		14,879	14,835	-
Intermodal	16,977	19,854	(14)		73,620	75,198	(2)
Premium	20,807	24,191	(14)		88,499	90,033	(2)
Total	104,840	101,466	3%		411,273	384,976	7%

*	Surface Transportation Board reported performance measures.

**	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2021
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Operating Revenues
Freight revenues	$4,649	$5,132	$5,166	$5,297	$20,244
Other	352	372	400	436	1,560
Total operating revenues	5,001	5,504	5,566	5,733	21,804
Operating Expenses
Compensation and benefits	1,026	1,022	1,040	1,070	4,158
Depreciation	549	550	553	556	2,208
Fuel	411	497	544	597	2,049
Purchased services and materials	490	478	510	538	2,016
Equipment and other rents	212	200	217	230	859
Other	320	284	270	302	1,176
Total operating expenses	3,008	3,031	3,134	3,293	12,466
Operating Income	1,993	2,473	2,432	2,440	9,338
Other income	51	125	38	83	297
Interest expense	(290)	(282)	(290)	(295)	(1,157)
Income before income taxes	1,754	2,316	2,180	2,228	8,478
Income taxes	(413)	(518)	(507)	(517)	(1,955)
Net Income	$1,341	$1,798	$1,673	$1,711	$6,523

Share and Per Share
Earnings per share - basic	$2.01	$2.73	$2.58	$2.67	$9.98
Earnings per share - diluted	$2.00	$2.72	$2.57	$2.66	$9.95
Weighted average number of shares - basic	667.6	658.5	648.7	640.4	653.8
Weighted average number of shares - diluted	669.2	660.1	650.3	642.1	655.4
Dividends declared per share	$0.97	$1.07	$1.07	$1.18	$4.29

Operating Ratio	60.1%	55.1%	56.3%	57.4%	57.2%
Effective Tax Rate	23.5%	22.4%	23.3%	23.2%	23.1%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Freight Revenues (Millions)
Grain & grain products	$766	$795	$731	$889	$3,181
Fertilizer	170	179	172	176	697
Food & refrigerated	235	251	253	259	998
Coal & renewables	341	423	531	485	1,780
Bulk	1,512	1,648	1,687	1,809	6,656
Industrial chemicals & plastics	435	498	503	507	1,943
Metals & minerals	375	467	488	481	1,811
Forest products	316	348	342	351	1,357
Energy & specialized markets	530	546	578	558	2,212
Industrial	1,656	1,859	1,911	1,897	7,323
Automotive	447	428	417	469	1,761
Intermodal	1,034	1,197	1,151	1,122	4,504
Premium	1,481	1,625	1,568	1,591	6,265
Total	$4,649	$5,132	$5,166	5,297	20,244
Revenue Carloads (Thousands)
Grain & grain products	203	204	185	213	805
Fertilizer	44	54	55	48	201
Food & refrigerated	45	48	48	48	189
Coal & renewables	174	198	232	215	819
Bulk	466	504	520	524	2,014
Industrial chemicals & plastics	140	156	153	157	606
Metals & minerals	146	182	188	181	697
Forest products	60	64	63	63	250
Energy & specialized markets	139	138	145	137	559
Industrial	485	540	549	538	2,112
Automotive	180	173	166	182	701
Intermodal [a]	796	878	809	728	3,211
Premium	976	1,051	975	910	3,912
Total	1,927	2,095	2,044	1,972	8,038
Average Revenue per Car
Grain & grain products	$3,782	$3,894	$3,937	$4,187	$3,953
Fertilizer	3,852	3,304	3,125	3,705	3,470
Food & refrigerated	5,234	5,226	5,246	5,409	5,279
Coal & renewables	1,958	2,134	2,298	2,251	2,173
Bulk	3,246	3,266	3,244	3,457	3,305
Industrial chemicals & plastics	3,113	3,189	3,277	3,242	3,207
Metals & minerals	2,563	2,569	2,596	2,659	2,598
Forest products	5,244	5,463	5,457	5,521	5,424
Energy & specialized markets	3,828	3,944	3,996	4,054	3,956
Industrial	3,417	3,442	3,482	3,522	3,467
Automotive	2,485	2,479	2,500	2,576	2,511
Intermodal [a]	1,299	1,363	1,424	1,541	1,403
Premium	1,517	1,547	1,608	1,748	1,601
Average	$2,413	$2,449	$2,528	$2,686	$2,519

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Adjusted Debt / Adjusted EBITDA*
Millions, Except Ratios	Dec. 31,	Dec. 31,	Dec. 31,
for the Twelve Months Ended	2021	2020	2019
Net income	$6,523	$5,349	$5,919
Add:
Income tax expense/(benefit)	1,955	1,631	1,828
Depreciation	2,208	2,210	2,216
Interest expense	1,157	1,141	1,050
EBITDA	$11,843	$10,331	$11,013
Adjustments:
Other income, net	(297)	(287)	(243)
Interest on operating lease liabilities**	56	59	68
Adjusted EBITDA	$11,602	$10,103	$10,838
Debt	$29,729	$26,729	$25,200
Operating lease liabilities	1,759	1,604	1,833
Unfunded/(funded) pension and other postretirement benefits,
net of tax cost/(benefit) of ($21), $195, and $124	(72)	637	400
Adjusted debt	$31,416	$28,970	$27,433
Adjusted debt / Adjusted EBITDA	2.7	2.9	2.5

Comparable Adjusted Debt / Adjusted EBITDA*
	Dec. 31,	Dec. 31,	Dec. 31,
	2021	2020	2019
Adjusted debt / Adjusted EBITDA	2.7	2.9	2.5
Factors Affecting Comparability:
Brazos yard impairment [a]	N/A	(0.1)	N/A
Comparable Adjusted Debt / Adjusted EBITDA*	2.7	2.8	2.5

[a]	Adjustments remove the impact of $209 million from net income and $69 million from income tax expense for the year ended December 31, 2020. See page 10 for a reconciliation to GAAP.

*

Total debt plus operating lease liabilities plus after-tax unfunded pension and other postretirement benefit obligations divided by net income plus income tax expense, depreciation, amortization, interest expense, and adjustments for other income and interest on operating lease liabilities. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and adjustments for other income and interest on operating lease liabilities) and comparable adjusted debt to adjusted EBITDA are considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe these measures are important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to adjusted EBITDA and comparable adjusted debt to adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income. The table above provides reconciliations from net income to adjusted debt to adjusted EBITDA and comparable adjusted debt to adjusted EBITDA. At December 31, 2021, 2020, and 2019, the incremental borrowing rate on operating lease liabilities was 3.2%, 3.7% and 3.7%, respectively.

**	Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Return on Average Common Shareholders' Equity
Millions, Except Percentages	2021	2020	2019
Net income	$6,523	$5,349	$5,919
Average equity	$15,560	$17,543	$19,276
Return on average common shareholders' equity	41.9%	30.5%	30.7%

Return on Invested Capital as Adjusted (ROIC)*
Millions, Except Percentages	2021	2020	2019
Net income	$6,523	$5,349	$5,919
Interest expense	1,157	1,141	1,050
Interest on average operating lease liabilities	54	64	76
Taxes on interest	(280)	(282)	(266)
Net operating profit after taxes as adjusted	$7,454	$6,272	$6,779
Average equity	$15,560	$17,543	$19,276
Average debt	28,229	25,965	23,796
Average operating lease liabilities	1,682	1,719	2,052
Average invested capital as adjusted	$45,471	$45,227	$45,124
Return on invested capital as adjusted	16.4%	13.9%	15.0%

Comparable Return on Invested Capital as Adjusted (Comparable ROIC)*
	2021	2020	2019
Return on invested capital as adjusted	16.4%	13.9%	15.0%
Factors Affecting Comparability:
Brazos yard impairment [a]	N/A	0.4	N/A
Comparable return on invested capital as adjusted	16.4%	14.3%	15.0%

[a]	Adjustments remove the impact of $209 million from both net income for the year ended and shareholders' equity as of December 31, 2020. See page 10 for a reconciliation to GAAP.

*

ROIC and comparable ROIC are considered non-GAAP financial measures by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe these measures are important to management and investors in evaluating the efficiency and effectiveness of our long-term capital investments. In addition, we currently use ROIC as a performance criterion in determining certain elements of equity compensation for our executives. ROIC and comparable ROIC should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is return on average common shareholders’ equity. The tables above provide reconciliations from return on average common shareholders’ equity to ROIC and comparable ROIC. At December 31, 2021, 2020, and 2019, the incremental borrowing rate on operating leases was 3.2%, 3.7% and 3.7%, respectively.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Financial Performance*
Millions, Except Per Share Amounts and Percentages	Reported results	Brazos Yard		Adjusted results
For the Three Months Ended December 31, 2020	(GAAP)	Impairment		(non-GAAP)
Operating expense	$3,135	$(278)		$2,857
Operating income	2,006	278		2,284
Income taxes	413	69		482
Net income	1,380	209		1,589
Diluted EPS	2.05	0.31		2.36
Operating ratio	61.0%	(5.4)	pts	55.6%

	Reported results	Brazos Yard		Adjusted results
Millions, Except Per Share Amounts and Percentages	(GAAP)	Impairment		(non-GAAP)
For the Year Ended December 31, 2020
Operating expense	$11,699	$(278)		$11,421
Operating income	7,834	278		8,112
Income taxes	1,631	69		1,700
Net income	5,349	209		5,558
Diluted EPS	7.88	0.31		8.19
Operating ratio	59.9%	(1.4)	pts	58.5%
As of December 31, 2020
Shareholders' equity	$16,958	$209		$17,167

*	The above tables reconcile our results for the three-months and year ended December 31, 2020, and as of December 31, 2020, to adjust results that exclude the impact of certain items identified as affecting comparability. We use adjusted operating expense, adjusted operating income, adjusted income taxes, adjusted net income, adjusted diluted earnings per share (EPS), adjusted operating ratio, and adjusted shareholders’ equity, as applicable, among other measures, to evaluate our actual operating performance. We believe these non-GAAP financial measures provide valuable information regarding earnings and business trends by excluding specific items that we believe are not indicative of our ongoing operating results of our business, providing a useful way for investors to make a comparison of our performance over time and against other companies in our industry. Since these are not measures of performance calculated in accordance with GAAP, they should be considered in addition to, rather than as a substitute for, operating expense, operating income, income taxes, net income, diluted EPS, operating ratio, and shareholders’ equity as indicators of operating performance.